Property and Equipment, Net (Tables)	12 Months Ended
Dec. 31, 2023
Property and Equipment, Net
Schedule of property and equipment, net

	As of December 31,
	2022	2023
	$	$
Furniture, fixtures and equipment	9,160,115	6,570,915
Leasehold improvements	4,238,863	2,907,169
Buildings	11,742,004	8,783,340
Motor vehicles	806,712	699,823

Total	25,947,694	18,961,247
Accumulated depreciation	(11,743,331)	(9,029,291)

Property and equipment, net	14,204,363	9,931,956